Investor Update • September 2018 CAESARS ENTERTAINMENT CORPORATION Exhibit 99.1

Forward Looking Statements CAESARS ENTERTAINMENT Certain information in this presentation constitutes forward-looking information within the meaning of the Private Securities Litigation Reform Act of 1995. You can identify these statements by the fact that they do not relate strictly to historical or current facts and by the use of words such as “will,” “may,” “project” or the negative or other variations thereof or comparable terminology. In particular, they include statements relating to, among other things, our plans and strategies, our 2018 outlook and certain pending projects. This information is based on the Company’s current expectations, and actual results could vary materially depending on risks and uncertainties that may affect the Company’s operations, markets, services, prices and other factors as discussed in the Company’s filings with the Securities and Exchange Commission. These risks and uncertainties include, but are not limited to, industry and economic conditions and competitive, legal, governmental and technological factors. There is no assurance that the Company’s expectations will be realized. You are cautioned that forward-looking statements are not guarantees of future performance or results. The forward-looking information in this presentation reflects the opinion of management as of today. Please be advised that developments subsequent to the filing of this presentation are likely to cause this information to become outdated with the passage of time. The Company assumes no obligation to update any forward-looking information contained in this presentation should circumstances change, except as otherwise required by securities and other applicable laws.

The following non-GAAP measures will be used in the presentation: Adjusted EBITDAR and Adjusted EBITDAR Margin Property EBITDAR and Property EBITDAR Margin “Same Store” financial measures Definitions of these non-GAAP measures, reconciliations to their nearest GAAP measures, and the reasons management believes these measures provide useful information for investors, can be found on this slide and in the Appendix to this presentation, beginning on Slide 42. In addition, this presentation and related investor conference commentary will discuss the indicators RevPAR and ADR. For information as to how we define RevPAR and ADR, see slide 37. Our definition and calculation of RevPAR and ADR may be different than the definition and calculation of similarly titled indicators presented by other companies. Revenue recognition recast results by segment, by quarter (2016-2017), including same-store segment results’ reconciliations to their nearest GAAP measures, are also available at www.caesars.com/investor-relations. CAESARS ENTERTAINMENT CAESARS ENTERTAINMENT Use of Non-GAAP Measures Important Information About Presentation of Results On January 15, 2015, Caesars Entertainment Operating Company, Inc. (now known as CEOC, LLC, “CEOC”) filed a voluntary bankruptcy petition under Chapter 11 of the United States Bankruptcy Code. As a result, CEOC’s financial results were deconsolidated from the financial results of Caesars Entertainment Corporation (“CEC”) effective as of such date. As such, U.S. GAAP amounts presented in this presentation for CEC exclude the operating results of CEOC from January 15, 2015 until CEOC’s emergence from bankruptcy on October 6, 2017. During the period of the deconsolidation of CEOC, CEC generated no direct economic benefits from CEOC’s results. In addition, CEC deconsolidated the results of its Horseshoe Baltimore property in the third quarter of 2017. On October 6, 2017, Caesars Acquisition Company (“CAC”) merged into CEC. Because the merger of CAC and CEC is treated as a merger of entities under common control, GAAP results for CEC for all periods include the results of CAC. As a result of the above, we are also providing “Same Store” combined financial information for CEC. Same Store information includes CEOC as if its results were consolidated in the prior period, and excludes the results of the Horseshoe Baltimore property. The intent of this information is to illustrate results consistent with the current consolidation structure of CEC. We believe this supplemental information is useful to investors who are trying to understand the results of the entire “Caesars” enterprise, including CEOC and consistent with the management services provided across the system’s properties, but excluding properties that were consolidated for a portion of the period(s) presented but are no longer consolidated. This supplemental information is non-GAAP. It is not preferable to GAAP results provided elsewhere in this presentation, but is used by management as an analytical tool to assess the results of all properties owned, managed or branded by a Caesars entity. Additionally, the results are not necessarily indicative of future performance.

September 2018 Investor Update CAESARS ENTERTAINMENT Strong track record of execution over several years Continuing to build momentum through 1H18 FY18 Adjusted EBITDAR1 guidance remains $2.370-$2.420b Diverse business model generates value for stakeholders $750 million repurchase authorization | $311 million repurchased FY18 Las Vegas RevPAR2 guidance revised +2-4% Adjusted EBITDAR is presented for the reasons provided in slide 3. Net income is the nearest GAAP equivalent. Due to uncontrollable variables impacting net income, such as the publicly traded share price impact on the fair value of the derivative liability associated with our convertible note, the timing of closing the sale-leaseback transaction of Harrah’s Philadelphia, VICI’s call options to purchase and lease back three properties, we are unable to accurately forecast net income. Adjusted EBITDAR guidance is provided on a hold-normalized basis. Hold-normalized adjusted EBITDAR adjusts gaming profits falling outside of our historical win percentages for that specific game. RevPAR is defined as Room revenue per available room night. See detailed information and data used to calculate our RevPAR in the appendix of this presentation.

Strong First Half of 2018

Adjusted EBITDAR Growth[1]

+5%


$1,087M
$1,141M
1H17
1H18

Adjusted EBITDAR Margin Growth[1]

+120 bps


26.7%
27.9%
1H17
1H18

Reduction in Domestic Marketing Costs[2]

>$85M


$994M
$907M
1H17
1H18

1. Adjusted EBITDAR is presented for the reasons provided in slide 3. Net income is the nearest GAAP equivalent. Due to uncontrollable variables impacting net income, such as the publicly traded share price impact on the fair value of the derivative liability associated with our convertible note, the timing of closing the sale-leaseback transaction of Harrah's Philadelphia, VICI's call options to purchase and lease back three properties, we are unable to accurately forecast net income. Adjusted EBITDAR guidance is provided on a hold-normalized basis. Hold-normalized adjusted EBITDAR adjusts gaming profits falling outside of our historical win percentages for that specific game.
2. Same-store Domestic marketing costs, including contra-revenue items management classifies as marketing costs.

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Management Execution Success 2014 - Present

Adjusted EBITDAR Growth[1]

+798M


$1,462M
$2,260M
FY14
2Q18 LTM

Adjusted EBITDAR Margin Growth[1]

>900 bps


18.4%
27.6%
FY14
2Q18 LTM

Reduction in Domestic Marketing Costs[2]

>$260M


$2.19B
$1.93B
FY14
2Q18 LTM

1. Adjusted EBITDAR is presented for the reasons provided in slide 3. Net income is the nearest GAAP equivalent. Due to uncontrollable variables impacting net income, such as the publicly traded share price impact on the fair value of the derivative liability associated with our convertible note, the timing of closing the sale-leaseback transaction of Harrah's Philadelphia, VICI's call options to purchase and lease back three properties, we are unable to accurately forecast net income. Adjusted EBITDAR guidance is provided on a hold-normalized basis. Hold-normalized adjusted EBITDAR adjusts gaming profits falling outside of our historical win percentages for that specific game.
2. Same-store Domestic marketing costs, including contra-revenue items management classifies as marketing costs.

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Key Factors Impacting Companywide EBITDAR

Impact of a 1% change on quarterly EBITDAR

100 bps Change in Adjusted EBITDAR[1] Margin	1% Increase in Gross Gaming Revenue	1% Change in Labor Expense	1% Change in Marketing Expenses[2]	1% Change in Las Vegas RevPAR[3]
~$20M	~$8m	~$6m	~$5m	~$2m

1. Adjusted EBITDAR and Adjusted EBITDAR margin are non-GAAP measures. They are presented for the reasons described on slide 3.
2. Marketing expenses include marketing operating expenses and contra-revenue items.
3. See detailed information and data used to calculate our RevPAR in the appendix of this presentation.

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CAESARS ENTERTAINMENT Note: Statistics based on the trailing twelve months ended June 30, 2018. Revenue is enterprise wide gross revenue, inclusive of transfer pricing. Property EBITDAR is a non-GAAP measure, presented for the reasons described on slide 3. Diversified by Revenue Mix and Geography CAESARS ENTERTAINMENT Gaming 50% F&B 19% Hotel 18% Other 13% Las Vegas 55% Other U.S. 40% All Other 5%

CAESARS ENTERTAINMENT Industry Leading Loyalty Program CAESARS ENTERTAINMENT F&B 19% Other U.S. 40% Play by TR App Growth Downloads in Millions Cumulative downloads “Fair Share” Analysis of Key Locations Actual vs “Expected” Revenue, LTM 2Q18 “Fair Share” 100% 1.9

Room mix represents the last twelve months ended June 30, 2018. Wholesale room mix now includes small groups. Previously, small group room nights were included in our “group meetings” segment. CAESARS ENTERTAINMENT Total Rewards Drives Casino Room Mix1 CAESARS ENTERTAINMENT Enhances Stability of Business Model 40% 29% 17% 14% ENTERPRISE-WIDE LAS VEGAS 50% Casino 12% Group Meetings2 26% FIT 12% Wholesale2 Casino Group Meetings2 FIT Wholesale2

Our Las Vegas gaming revenue growth and EBITDAR growth in Las Vegas are 82% correlated. 11 LV EBITDAR1 Correlation with Key Metrics CAESARS ENTERTAINMENT In Las Vegas, Caesars RevPAR2 & EBITDAR growth are only 37% correlated. Gaming peers and hotel companies have a significantly higher correlation. LV Gross Gaming Revenue Growth LV RevPAR2 Growth R2 defines the proportion of the variance of LV EBITDAR as a result of a variance in either LV Gross Gaming Revenue or LV RevPAR growth. The range of possible outcomes is 0-1. Values closer to 1 indicate strong correlations and values closer to 0 indicate weaker correlations. EBITDAR is a non-GAAP financial measure presented for the reasons described in slide 3. See detailed information and data used to calculate our RevPAR in the appendix of this presentation. R2: 0.3658 R2: 0.8157

Average spread of 320 bps between Caesars and the LV strip Source: LV Strip ex CZR is company estimates, see slide 40. Company estimates of LV Strip ex. CZR are based on LVCVA data and our estimates of that data excluding Caesars. See detailed information and data used to calculate our RevPAR in the appendix of this presentation. Caesars RevPAR1 Growth Outperforms Las Vegas Strip CAESARS ENTERTAINMENT Timeframe RevPAR1 Growth vs. Prior Year

2-4% Quarter 3 (Estimate) -1.5% Quarter 1 (Actual) 3.5% Quarter 2 (Actual) 0-2% Full Year 2018 (Estimate) See detailed information and data used to calculate our RevPAR in the appendix of this presentation. Revising RevPAR1 Guidance to +2-4 Percent Impact of a 2% reduction in full year RevPAR1 on Adj EBITDAR for 2H18 is ~$16mm CAESARS ENTERTAINMENT

+0-2% y/y RevPAR1 range implies flat to +$4mm of hotel contribution to EBITDAR in Q3 Anticipated 3Q18 RevPAR1 Growth Drivers $135 (+0%) $136 (+1%) CAESARS ENTERTAINMENT See detailed information and data used to calculate our RevPAR in the appendix of this presentation.

CAESARS ENTERTAINMENT  1. Adjusted EBITDAR is presented for the reasons provided in slide 3. Net income is the nearest GAAP equivalent. Due to uncontrollable variables impacting net income, such as the publicly traded share price impact on the fair value of the derivative liability associated with our convertible note, we are unable to accurately forecast net income. Adjusted EBITDAR guidance is provided on a hold-normalized basis. Hold-normalized adjusted EBITDAR adjusts gaming profits falling outside of our historical win percentages for that specific game. $2.370 Billion +7.6% y/y Growth $2.420 Billion +9.9% y/y Growth LOW HIGH Reiterating FY18 Adjusted EBITDAR1 Guidance CAESARS ENTERTAINMENT

Long Term: Caesars Forum Breaks Ground • New Sports Teams • Vegas Convention Center Expanding Near Term Positive Indicators VIP gaming segment booking pace is ahead of prior year in all months from September-December VVIP booking pace, the highest worth and most predictive of future results, are pacing ahead of prior year by double digits for Q4 Attractive Growth Outlook for Las Vegas CAESARS ENTERTAINMENT

ENHANCE THE CUSTOMER EXPERIENCE DRIVE OPERATING EXCELLENCE EXPAND THE FOOTPRINT MAINTAIN FINANCIAL DISCIPLINE Our Key Strategic Objectives CAESARS ENTERTAINMENT

DEEPENING ENGAGEMENT Leveraging database and mobile technology to drive more customer interaction ENHANCING OUR CORE PRODUCTS Investing in rooms and refreshing gaming products CAESARS ENTERTAINMENT DIGITIZING THE GUEST EXPERIENCE Launching new gaming platforms that attract broader demographics TRANSFORMING THE EXPERIENCE Testing innovative experiences to evolve the customer journey Enhancing the Customer Experience CAESARS ENTERTAINMENT

ENHANCE THE CUSTOMER EXPERIENCE

Hotel Renovation Timeline

COMPLETED PROJECTS[1] SINCE 2015		Rooms	Completed
Planet Hollywood	Hotel Renovation	183	2015
Caesars Palace Las Vegas	Julius Tower	586	2016
Caesars Palace Las Vegas	Augustus Tower	949	2016
Paris Las Vegas	Hotel Phase I	148	2016
Paris Las Vegas	Hotel Phase II	1,166	2016
Harrah's Las Vegas	Carnaval South Tower	672	2016
Caesars Palace Las Vegas	Palace Tower	1,132	2017
Horseshoe S. Indiana	Hotel Renovation	503	2017
Harrah's Las Vegas	Carnaval North Tower	950	2017
Harrah's Atlantic City	Bayview Tower	444	2017
Harrah's Laughlin	South Tower Renovation	410	2017
Harrah's New Orleans	Phase II	230	2017
Planet Hollywood	Hotel Phase II	1,111	2017
Planet Hollywood	Hotel Phase III	1,129	2017
Bally's Las Vegas	Indigo Tower	2,058	2018
Flamingo Las Vegas	Phase I	1,270	2018

1. Octavius Tower, Bally's South Tower, the LINQ, and the Cromwell renovation projects completed prior to 2015.

IN PROGRESS		Rooms	Completed
Flamingo Las Vegas	Phase II	1,115	2018

UPCOMING		Rooms	Start
Harrah's Atlantic City	Harbor Tower	506	2018
Paris Las Vegas	Hotel Phase III	1,596	2018
Harrah's Las Vegas	Mardi Gras Towers	918	TBD
Flamingo Las Vegas	Phase III	1,075	TBD
Caesars Palace	Forum Tower	453	TBD

Las Vegas Renovation Timeline

Renovating >15K rooms in our Las Vegas properties as part of our 5-year plan


Cumulative rooms
Renovated
Non-renovated[2]
24,000
18,000
12,000
6,000
0
32%
51%
68%
76%
88%
2016
2017
2018
2019
2020

2. Non-renovated is defined as rooms not renovated since 2014.

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Continuous improvement focus Culture of change Balance of revenue and cost Customer satisfaction initiatives Driving Operational Excellence CAESARS ENTERTAINMENT

20.8% 24.3% 2014 2Q18 LTM 19 Same-Store Domestic Marketing Costs as a % of Gross Revenue Marketing efficiency is defined as domestic marketing costs as a percentage of domestic gross revenue. Gross revenue adds back contra-revenue marketing costs and is normalized for hold. Marketing Efficiency1 Drives Margin Expansion CAESARS ENTERTAINMENT DRIVE OPERATING EXCELLENCE

Net Revenue1 Per Full-Time Employee Enterprise-wide Adjusted EBITDAR Margins2 $175k $208k 18.4% 27.6% 2014-2016 net revenue is not restated for ASC 606: Revenue and Contracts with Customers Adjusted EBITDAR margins are non-GAAP measures. They are presented for the reasons described on slide 3. 2014 is not adjusted for same-store presentation. Expanding Industry-Leading Margins & Productivity DRIVE OPERATING EXCELLENCE CAESARS ENTERTAINMENT

Hospitality IN PROGRESS Marketing IN PROGRESS 2019/2020 Inventory Management TBD Employee Management COMPLETE Technology Upgrades Driving Revenue & Efficiency DRIVE OPERATING EXCELLENCE CAESARS ENTERTAINMENT Finance COMPLETE

ICONIC BRANDS CAESARS ENTERTAINMENT Optimized to create value Immediate synergies through Total Rewards Leverage efficient operating model Consolidation of operations, potential sourcing synergies of >20% Greater diversification of portfolio Strong track record in management of tribal gaming operations Expanding the Footprint CAESARS ENTERTAINMENT

Pacing ahead of our business plan Fully integrated adjusted EBITDAR1 run-rate of $200 million, excluding potential contribution from table games 1. Adjusted EBITDAR is a non-GAAP financial measure presented for the reasons described on slide 3. M&A: Centaur Gaming CAESARS ENTERTAINMENT EXPAND THE FOOTPRINT

Asset Lite: Caesars First Non-Gaming Hotel in Dubai1 CAESARS ENTERTAINMENT EXPAND THE FOOTPRINT Annual estimated adjusted EBITDAR2 Contribution of $5-10 million Scheduled opening Q4 2018 Caesars has entered into a non-binding letter of intent for this project. Realization of this project is subject to negotiation of definitive documentation, completion of construction and other conditions. Adjusted EBITDAR is a non-GAAP financial measure, presented for the reasons described in slide 3.

Asset Lite: Cabo to be Site of Caesars Second Non-Gaming Resort CAESARS ENTERTAINMENT EXPAND THE FOOTPRINT Annual estimated adjusted EBITDAR1 Contribution of $5-10 million Scheduled opening Q1 2021 Adjusted EBITDAR is a non-GAAP financial measure, presented for the reasons described in slide 3.

Asset Lite: Newest Tribal Partnership in California CAESARS ENTERTAINMENT EXPAND THE FOOTPRINT Adjusted EBITDAR is a non-GAAP financial measure, presented for the reasons described in slide 3. Harrah’s Northern California Near Sacramento Annual estimated adjusted EBITDAR1 Contribution of $5-10 million Scheduled opening 2019

Development: Increased Meeting Capacity in Las Vegas CAESARS ENTERTAINMENT EXPAND THE FOOTPRINT Adjusted EBITDAR is a non-GAAP financial measure, presented for the reasons described in slide 3. Annual estimated adjusted EBITDAR1 Contribution of $50-60 million Caesars Forum: Scheduled Opening 2020 Drives Increased Group Mix & High Margin Revenue

Operations in 14 states with physical/digital sports betting offerings in Nevada, New Jersey and Mississippi Sports Betting: 4 New Sports Books EXPAND THE FOOTPRINT CAESARS ENTERTAINMENT

Player Account Sports platform User Interface Data/Risk Management SPORTS TECHNOLOGY STACK CURRENT PRODUCT Scalable Sports-Betting Technology EXPAND THE FOOTPRINT CAESARS ENTERTAINMENT

CAESARS ENTERTAINMENT CORPORATION Reiterate 4.5x leverage1 target by end of 2021 Expenses from rent, capex & interest Income from revenue growth & efficiency initiatives Balance of M&A, new development, debt reduction, share repurchases Pay interest and rent, and reinvest in the core business Disciplined Capital Allocation Strategy FINANCIAL DISCIPLINE CAESARS ENTERTAINMENT Leverage is traditional debt plus annual cash lease payments to VICI capitalized at 8x divided by Adjusted EBITDAR

Opportunities Potential value opportunity Longer duration capital (30 years vs. 5-7) Lease payments are 100% tax deductible vs. interest expense which is subject to limitations Immediate cash availability to delever, repurchase shares, or to deploy for M&A Minimal difference in Regional asset trading multiples Assessing the Impact of Future Sale-Leaseback Transactions FINANCIAL DISCIPLINE CAESARS ENTERTAINMENT

Return of Capital to Shareholders CAESARS ENTERTAINMENT Increased share repurchase authorization to $750M Repurchased ~30.7M2 | $311M of shares to date Share Repurchase Driven by Attractive Valuation Multiple Represents ~4.4% of shares outstanding prior to the share repurchase authorization. Share count as of August 31, 2018 is provided in the appendix of this presentation.

Strong track record of execution over several years Continuing to build momentum through 1H18 Outlook for 2H18 and beyond remains compelling Diverse business model generates value for stakeholders Repurchase authorization enables buyback of undervalued shares CAESARS ENTERTAINMENT Key Takeaways CAESARS ENTERTAINMENT

Appendix CAESARS ENTERTAINMENT

Rooms Occupied Includes the count of all rooms sold to a customer. Rooms Available Includes all rooms nights at owned properties, less nights where rooms are designated as “off the market.” Off the market rooms must be for approved, pre-determined capital projects, other approved operational projects and/or refurbishments or when rooms have significant damage and require major repairs for a period exceeding 48 hours. Cash Hotel Revenue Cash collected for rooms sold, including all resort fees collected (for cash rooms or comp rooms). Includes cash collected for rooms sold at discounted prices (comp revenue is not grossed up for the discounted portion). Does not include other ancillary lodging-related revenues, such as baggage fees and no-show charges. Comp Hotel Revenue Number of fully complimentary rooms occupied multiplied by the comp ADR. Partially compensated rooms included in cash hotel revenue based on the actual cash received from the customer. Comp hotel revenue does not include resort fees. RevPAR Components CAESARS ENTERTAINMENT Comp ADR Based on the best available rate for our best gaming customer (those likely to receive a complimentary room). These customers are entitled to the best available rate less 15%, if they were to pay cash for a room. As a benchmark, we generally use the monthly average Caesars.com rate for best available rate, which varies by property. Resort fees are not assessed and not included in comp ADR. Room Revenue Cash hotel revenue plus comp hotel revenue ADR Calculated as the cash or comp revenue recognized during the period divided by the corresponding rooms occupied. Total ADR is calculated as total room revenue divided by total rooms occupied. RevPAR Calculated as the total room revenue recognized during the period divided by total room nights available for the period.

Our Strategy to Maximize Profitability CAESARS ENTERTAINMENT ILLUSTRATIVE EXAMPLE Cash Contribution Cash Room Full Comp Discount Room $100 - $50 Gaming - $150 $150 Total Contribution $100 $150 $200 GAAP Room Revenue $100 $85 $50 Gaming Revenue - $65 $150 Net Revenue $100 $150 $200 RevPAR1 $100 $85 $50 Focused on Discounted Rooms ► Creates incremental revenue contribution ► High incremental flow-through to EBITDAR ► Unfavorably impacts RevPAR1 calculations See detailed information and data used to calculate our RevPAR on slide 37.

CAESARS ENTERTAINMENT FY-17 Q1-18 Q2-18 Q3-18 (E) Q4-18 (E) Cash Rooms Occupied 5,280,216 1,265,759 1,405,656 Comp Rooms Occupied 2,338,760 561,247 543,989 Total Rooms Occupied 7,618,976 1,827,006 1,949,645 Total Rooms Available 8,159,712 1,975,371 2,076,975 2,079,075 2,060,772 Total Rooms Available (YoY) -38,778 33,598 9,662 27,999 Cash Room Revenue ($ MM) 840.7 218.1 221.1 Comp Room Revenue ($ MM) 253.1 62.5 61.5 Total Room Revenue ($ MM) 1,093.8 280.6 282.6 Cash ADR1 $159 $172 $157 Comp ADR1 $108 $111 $113 Q3-18 Room nights OTM primarily due to renovations at Flamingo and other projects Q4-18 Room nights OTM primarily due to renovations at Flamingo and Paris and other projects at the Rio RevPAR2 = Cash & Comp Revenue / Total Rooms Available CZR Las Vegas Room Data CAESARS ENTERTAINMENT 1. Partially comped rooms are not grossed up to full comp value. Only reflect cash actually received from the customer. Our comp ADR is lower than cash ADR. See detailed information and data used to calculate our RevPAR on slide 37.

RevPAR1 Growth 1Q16 2Q16 3Q16 4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 LV Strip (excluding Caesars)2 7% 2% 8% 3% 7% (4%) (0%) (9%) (5%) 2% Caesars 7% 6% 11% 7% 10% (0%) 3% (3%) (2%) 4% Average spread of 320 bps between Caesars & the Las Vegas Strip CAESARS ENTERTAINMENT Caesars RevPAR1 Growth vs Las Vegas Strip CAESARS ENTERTAINMENT See detailed information and data used to calculate our RevPAR on slide 37. LV Strip ex CZR is company estimates. Refer to appendix of this presentation for detail on how RevPAR is calculated. Company estimates of LV Strip ex. CZR are based on LVCVA data and our estimates of that data excluding Caesars. Complimentary lodging revenue may not be calculated consistently across the industry, which can impact the value of RevPAR.

Share Count CAESARS ENTERTAINMENT Share Count August 31 Common Stock 667,636,162 Plus: Disputed Claims Shares1 8,567,382 Common Stock Total 676,203,544 Convertible Debt Face Value 1,118,980,799 Conversion Rate 0.1390 Convertible Shares 155,536,457 Common Stock Total + Convertible Shares 831,740,001 As of August 31, 2018, 8.6 million shares of CEC common stock, remained in reserve for distribution to holders of disputed claims whose claims may ultimately become allowed in the escrow trust. The CEC common stock held in the escrow trust are treated as not outstanding in CEC’s Financial Statements. We estimate that the number of shares, cash, and CEC Convertible Notes reserved is sufficient to satisfy the Debtors’ obligations under the Plan.

Reconciliation of Non-GAAP Financial Measures CAESARS ENTERTAINMENT Enterprise-Wide Results Same Store Reconciliation Six Months Ended June 30, Same-Store 2018 2017 Change (Dollars in millions) CEC CEC Pre-emergence CEOC (A)(B) Less: Baltimore(B) Same-Store $ % Net Revenues $4,091 $1,974 $2,236 $137 $4,073 $18 .4% Adjusted EBITDAR 1,141 565 551 29 1,087 54 4.9678012879484819 Adjusted EBITDAR Margin 0.27890491322415056 0.28622087132725432 0.2464221824686941 0.21167883211678831 0.26687945003682789 * 120 (A) Includes CEOC activity until emergence date (B) Includes eliminations and consolidation adjustments * Not meaningful ▪ Adjusted EBITDAR information is separately reconciled to the nearest GAAP metric on the following slides

Reconciliation of Non-GAAP Financial Measures 43 CAESARS ENTERTAINMENT

Reconciliation of Non-GAAP Financial Measures CAESARS ENTERTAINMENT (a) 2018 amount primarily represents a change in fair value of our derivative liability related to the conversion option of the CEC Convertible Notes; 2017 amount primarily represents CEC’s costs in connection with the restructuring of CEOC. (b) Amounts primarily represent costs incurred in connection with the development activities and reorganization activities, and/or recoveries associated with such items. (c) Amounts represent stock-based compensation expense related to shares, stock options, restricted stock units, and performance stock units granted to the Company’s employees. (d) Amounts represent add-backs and deductions from adjusted EBITDAR permitted under certain indentures. Such add-backs and deductions include litigation awards and settlements, costs associated with CEOC’s restructuring and related litigation, severance and relocation costs, sign-on and retention bonuses, permit remediation costs, and business optimization expenses. (e) Adjusted EBITDAR margin is calculated as adjusted EBITDAR divided by net revenues.

Reconciliation of Non-GAAP Financial Measures CAESARS ENTERTAINMENT

Reconciliation of Non-GAAP Information: Notes Property earnings before interest, taxes, depreciation and amortization and rent (“Property EBITDAR") is a measure of the Caesars Entertainment Corporation’s (the “Company”) performance. Property EBITDAR is defined as revenues less property operating expenses and is comprised of net income/(loss) before (i) interest expense, including finance obligation expense, net of interest capitalized and interest income, (ii) income tax provision, (iii) depreciation and amortization, (iv) corporate expenses, (v) certain items that the Company does not consider indicative of its ongoing operating performance at an operating property level and (vi) lease payments associated with our finance obligation. In evaluating Property EBITDAR you should be aware that, in the future, the Company may incur expenses that are the same or similar to some of the adjustments in this presentation. The presentation of Property EBITDAR should not be construed as an inference that future results will be unaffected by unusual or unexpected items. Property EBITDAR is a non-GAAP financial measure commonly used in our industry and should not be construed as an alternative to net income/(loss) as an indicator of operating performance or as an alternative to cash flow provided by operating activities as a measure of liquidity (as determined in accordance with accounting principles generally accepted in the United States (“GAAP” or “U.S. GAAP”.) Property EBITDAR may not be comparable to similarly titled measures reported by other companies within the industry. Property EBITDAR is included because management uses Property EBITDAR to measure performance and allocate resources, and believes that Property EBITDAR provides investors with additional information consistent with that used by management. CAESARS ENTERTAINMENT

Reconciliation of Non-GAAP Information: Notes Adjusted EBITDAR is defined as Property EBITDAR further adjusted to exclude certain non-cash and other items as exhibited in the above reconciliation, and is presented as a supplemental measure of the Company’s performance. Management believes that Adjusted EBITDAR provides investors with additional information and allows a better understanding of the results of operational activities separate from the financial impact of decisions made for the long-term benefit of the Company. In addition, compensation of management is in part determined by reference to certain of such financial information. As a result, we believe this supplemental information is useful to investors who are trying to understand the results of the Company. Adjusted EBITDAR margin is calculated as adjusted EBITDAR divided by net revenues. Adjusted EBITDAR margin is included because management uses adjusted EBITDAR margin to measure performance and allocate resources, and believes that adjusted EBITDAR margin provides investors with additional information consistent with that used by management. Because not all companies use identical calculations, the presentation of Adjusted EBITDAR may not be comparable to other similarly titled measures of other companies. CAESARS ENTERTAINMENT